                                                                   Exhibit 10.15

                                                                [CONFORMED COPY]


          WAIVER AND AMENDMENT dated as of December 29, 1997 among New England Investment Companies, L.P., a Delaware limited partnership (the "Existing
                                                                 --------
Borrower"), NEIC Operating Partnership, L.P., a Delaware limited partnership
--------
(the "New Borrower" and, collectively with the Existing Borrower, the
      ------------
"Borrowers"), the banks listed on the signature pages hereof under the heading
 ---------
"Banks" (the "Banks") and Citibank, N.A., as administrative agent (the
              -----
"Administrative Agent").
---------------------

          The Existing Borrower, the Banks and the Administrative Agent are party to a Credit Agreement dated as of October 28, 1996 (as amended, supplemented and otherwise modified and in effect, the "Credit Agreement").
                                                        ----------------

          The Existing Borrower has requested that the Banks agree, and the Banks party hereto are willing, to consent to the transfer by the Existing Borrower of all of its assets and liabilities (including its liabilities under the Credit Agreement) to the New Borrower.

          Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  Terms used but not defined herein shall have
                      -----------
the respective meanings ascribed to such terms in the Credit Agreement, as amended hereby. In addition, "Restructuring" shall have the meaning given to
                               -------------
that term in Note 4 to the Existing Borrower's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on September 30, 1997, and "Amendment Date" shall mean the date on which all the conditions to
---------------
effectiveness set forth in Section 5 hereto shall have been satisfied.

          Section 2.  Waiver and Consent.  Notwithstanding anything in the
                      ------------------
Credit Agreement to the contrary, but subject to the terms hereof, the Banks hereby consent to the Restructuring and release the Existing Borrower from all obligations under the Credit Agreement.

          Section 3.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
to effectiveness specified in Section 5 hereof,

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                                      -2-


but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

          3.01. The first paragraph of the Credit Agreement is amended to read in its entirety as follows:

     "NEIC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the
     ---------
     signature pages hereof under the heading "Banks" (the "Banks"), CITIBANK,
                                                            -----
     N.A. ("Citibank"), as administrative agent for the Lenders hereunder (in
            --------
     such capacity, the "Administrative Agent") and THE FIRST NATIONAL BANK OF
                         --------------------
     BOSTON, as co-agent for the Lenders (in such capacity, the "Co-Agent")."
                                                                 --------

          3.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in its appropriate alphabetic location and amending the following definitions (to the extent already included in the said
Section 1.01) to read in their entirety as follows:

          "Change of Control" means the occurrence of any one of the following:
           -----------------

          (a) Metropolitan Life Insurance Company of any successor thereto shall cease to have beneficial ownership, directly or indirectly, through one or more of its Subsidiaries, of at least a majority of the shares of all classes of voting stock of the General Partner (or, if the Borrower is not a limited partnership, of at least a majority of the voting interests of all classes of voting stock of the Borrower); and

          (b) Metropolitan Life Insurance Company or any successor thereto, through one or more of its Subsidiaries, shall cease to own, directly or indirectly, through a wholly-owned subsidiary, at least 20% of the economic interests in the Borrower.

          "General Partner" means NEIC, Inc. and such other Person or Persons as
           ---------------
may be a general partner of the Borrower
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                                      -3-



from time to time (it being understood that, if there is more than one general partner of the Company, the term "General Partner" is intended to apply only to the managing general partner of the Borrower).

          "NEIC" shall mean New England Investment Companies, L.P., a Delaware
           ----
     limited partnership.

          "Waiver and Amendment" shall mean the Waiver and Amendment dated as of
           --------------------
     December 29, 1997 among the Borrower, NEIC, the Banks party thereto and the Administrative Agent.

          3.03. The last sentence of Section 6.02(b) of the Credit Agreement is amended to read in its entirety as follows:

     "Notwithstanding the occurrence or continuance of a Default, the Borrower may make distributions to any of its limited partners in amounts sufficient to allow any such limited partner to pay all federal income taxes with respect to the amount of income and gain of the Borrower allocated to such limited partner, or in the case of NEIC, the Borrower may make distributions to NEIC in amounts sufficient to allow (i) the limited partners of NEIC to pay all federal income taxes with respect to the amount of income and gain of NEIC attributable to its partnership interest in the Borrower (assuming for these purposes that such limited partner is taxable at the highest applicable rate of taxation), and (ii) NEIC to pay the tax imposed under Section 7704(g) of the Code on electing partnerships, if NEIC has made the election contemplated thereby."

          3.04 Section 9.13 of the Credit Agreement is amended to read in its entirety as follows:

               "SECTION 9.13.  Non-Recourse.  Anything contained in this
                               ------------
     Agreement or in any Note to the contrary notwithstanding, no recourse shall be held for the payment of the principal of or interest on any note, or for any other payment under this Agreement or any Note, against any general partner of the Borrower. It is understood that the foregoing shall not prevent recourse to the Borrower or to any of the assets of the Borrower."

          Section 4.  Representations and Warranties.  Each of the Borrowers
                      ------------------------------
represents and warrants to the Banks and the Administrative Agent that (a) this Waiver and Amendment has been duly and validly executed and delivered by such Borrower and constitutes such Borrower's legal, valid and binding obligation, enforceable against such Borrower in accordance with its terms and (b) after giving effect to this Waiver and Amendment and the Restructuring, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Borrower in Section 5.01 of the Credit Agreement shall be true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). It shall be an Event of Default for all purposes of the Credit Agreement, as amended hereby, if any representation, warranty or certification made by each of the Borrowers in this Waiver and Amendment, or in any certificate or other writing furnished to any Bank or the Administrative Agent pursuant to this Waiver and Amendment, shall prove to have been false or misleading as of the time made or furnished in any material respect.

          Section 5.  Conditions to Effectiveness.  The waiver and consent
                      ---------------------------
provided for in Section 2 hereof and the amendments to the Credit Agreement set forth in Section 3 hereof shall become effective, as of the date hereof, upon the satisfaction of each of the following conditions to effectiveness (including, without limitation, that each document to be received by the Administrative Agent shall be in the form and substance satisfactory to the Administrative Agent):

          5.01.  Waiver and Amendment.  The Administrative Agent shall have
                 --------------------
     received this Waiver and Amendment, duly executed and delivered by the Borrowers, each of the Banks and the Administrative Agent.

          5.02.  Assignment and Assumption Agreement.  The Administrative Agent
                 -----------------------------------
     shall have received an Assignment and Assumption Agreement, duly executed and delivered by each of the Borrowers and substantially in the form of Exhibit A hereto.

          5.03.  Partnership Action.  The Administrative Agent shall have
                 ------------------
     received certified copies of the partnership agreements of each of the Borrowers and all partnership action taken by each of the Borrowers authorizing the execution, delivery and performance of this Waiver and Amendment.

          5.04.  Representations and Warranties.  Each of the representations
                 ------------------------------
     and warranties made by each of the Borrowers in Section 4 hereof shall be true and correct on and as of the date hereof with the same force and effect as if made on and as of the Amendment Date, and the Administrative Agent shall have received a certificate of a general partner of each of the Borrowers to that effect, dated the date hereof, in substantially the form of Exhibit B hereto.

          5.05.  Opinion of Counsel to the Borrower.  The Administrative Agent
                 ----------------------------------
     shall have received an opinion of Ropes & Gray, counsel to each of the Borrowers, in form and substance satisfactory to the Administrative Agent, dated as of the date hereof.

          5.06.  Evidence of Restructuring.  The Administrative Agent shall have
                 -------------------------
     received evidence satisfactory to it that the Restructuring has occurred.

          5.07.  Other Documents.  The Administrative Agent shall have received
                 ---------------
     such other documents as the Administrative Agent or any Bank or special New York counsel to the Administrative Agent may reasonably request.

          Section 6.  Documents Otherwise Unchanged.  Except as herein provided,
                      -----------------------------
the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

          Section 7.  Counterparts.  This Waiver and Amendment may be executed
                      ------------
in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Waiver and Amendment by signing any such counterpart.

          Section 8.  Expenses.  Without limiting its obligations under Section
                      --------
9.04 of the Credit Agreement, the Borrower agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Banks (including the fees and disbursements of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Administrative Agent) incurred in connection with he negotiation, preparation, execution and delivery of this Waiver and Amendment.

          Section 9.  Binding Effect.  This Waiver and Amendment shall be
                      --------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 10.  Governing Law.  This Waiver and Amendment shall be
                       -------------
governed by, and construed in accordance with, the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the day and year first above written.


                              NEW ENGLAND INVESTMENT
                                  COMPANIES, L.P.

                              By NEW ENGLAND INVESTMENT
                                  COMPANIES, INC., its general
                              partner


                              By /s/ Kevin Charleston
                                ----------------------------


                              NEIC OPERATING PARTNERSHIP, L.P.

                              By NEW ENGLAND INVESTMENT
                                  COMPANIES, INC., its managing
                              general partner


                              By /s/ Kevin Charleston
                                ----------------------------


                              Administrative Agent
                              --------------------

                              CITIBANK, N.A.


                              By /s/ Dale Goncher
                                ----------------------------
                              Title: Attorney-In-Fact


                              Banks
                              -----

                              CITIBANK, N.A.


                              By /s/ Dale Goncher
                                ----------------------------
                                Title: Attorney-In-Fact

                              BANKBOSTON, N.A.


                              By /s/ John A. Ketchum
                                ----------------------------
                                Title: Group Executive


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By /s/ Sebastian Rocco
                                ----------------------------
                                Title: First Vice President


                              By____________________________
                                Title:


                              STATE STREET BANK AND TRUST COMPANY


                              By /s/ David Cox
                                ----------------------------
                                Title: Vice President


                              BANQUE NATIONALE DE PARIS


                              By /s/ William Shaheen
                                ----------------------------
                                Title: Vice President


                              By /s/ Laurent Vanderzyppe
                                ----------------------------
                                Title: Assistant Vice President